UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

    PURSUANT TO SECTIONS 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 15, 2005

                              AVID TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                        0-21174                 04-2977748
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
Incorporation or Organization)                               Identification No.)


            Avid Technology Park, One Park West, Tewksbury, MA    01876
               (Address of Principal Executive Offices)        (zip code)



       Registrant's telephone number, including area code: (978) 640-6789


         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

// Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

// Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

// Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

// Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 1.01  Entry into a Material Definitive Agreement

2005 Stock Incentive Plan - Form Agreements

On August 15, 2005, the Compensation Committee of the Board of Directors of Avid Technology, Inc. (the "Company") adopted the following form agreements to be used for the grant of stock options and restricted stock under the Company's 2005 Stock Incentive Plan:

     o   Incentive Stock Option Grant Terms and Conditions;
     o   Nonstatutory Stock Option Grant Terms and Conditions; and
     o   Restricted Stock Award Terms and Conditions.

Amended 2005 Bonus Plan

On August 18, 2005, the Board of Directors of the Company approved, by unanimous written consent, an amendment to the Company's 2005 Bonus Plan (the "Bonus Plan"). The purpose of the amendment is to include the operating profit of Pinnacle Systems, Inc. ("Pinnacle") for the period beginning August 9, 2005 (the date the Company acquired Pinnacle) through December 31, 2005 in the calculation used to determine whether any bonuses will be paid under the Bonus Plan.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2005                         AVID TECHNOLOGY, INC.
                                              (Registrant)

                                               By:/s/
                                                  -----------------------------
                                                   Paul Milbury
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)




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                                  EXHIBIT INDEX


Exhibit                    Description
-------                    -----------

*#10.01     Form of Incentive Stock Option Grant Terms and Conditions

*#10.02     Form of Nonstatutory Stock Option Grant Terms and Conditions

*#10.03     Form of Restricted Stock Award Terms and Conditions




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* Documents filed herewith
# Management contract or compensatory plan



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